SARATOGA
RESOURCES, INC.

SMH Capital Markets
Investor Growth Conference

November 9, 2007

Cautionary Note to U.S. Investors

The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation, such as "resources", "resource potential", "production potential" regarding probable, possible, or recoverable reserves, among others, that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosure in our Form 10-KSB, File No 0-27563, available from us at 2304 Hancock Drive, Suite 5, Austin, Texas, 78756. You can also obtain this form from the SEC by calling 1-800-SEC-0330.

Forward Looking Statements

This presentation material contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The opinions, forecasts, projections or other statements, other than statements of historical fact, are forward-looking statements. Although Saratoga Resources Inc. (the "Company" or "Saratoga") believes that the expectations reflected in such forward-looking statements are reasonable, they involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are delays and difficulties in developing currently owned properties, the failure of exploratory drilling to result in commercial wells, delays due to the limited availability of drilling equipment and personnel, fluctuations in oil and gas prices, the failure of certain announced acquisitions to close, general economic conditions and the risk factors detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission. The Company is not under any obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Management Representatives

Thomas F. Cooke
Chairman/CEO

Andy C. Clifford
President

Saratoga Resources Overview

- **Growth-oriented independent energy company engaged in the acquisition, production, development and exploration of oil and gas.**
- **Publicly-traded on the OTC Bulletin Board (OTCBB: SROE) with an intent to list on AMEX or NASDAQ as soon as possible.**
- **Acquisition of Harvest Oil & Gas, LLC and The Harvest Group, LLC underway:**
  - PSA's signed, expected closing by mid-December 2007.
  - Approximately 77 Bcfe of Proved Reserves with PV10 of $325 Million.
  - $145 Million acquisition price represents $1.88/proved Mcfe which represents a significant discount to market.
- **Saratoga aims to balance relatively short-lived Gulf of Mexico/South Louisiana reserves with further Midcontinent and Western U.S. resource play acquisitions (currently pursuing a number of potential acquisitions).**

Investment Highlights

- **Access to non-competitive, direct negotiation M&A deal flow via strategic relationship with Macquarie Bank Ltd.**
  - Currently pursuing a number of additional complementary acquisition candidates on a direct negotiation basis through Macquarie relationship.
- **Harvest acquisition provides experienced operating team with history of successfully operating properties throughout the U.S.**
- **Established production and cash flow with multiple near term development/exploitation opportunities.**
  - The Harvest acquisition provides current net production of ~2,000 boepd , providing a significant cash flow base for the company.
  - Saratoga has identified up to 8 near-term development drilling opportunities and several longer term exploitation opportunities.
- **World-class management team with >120 years of combined energy industry experience.**

Officers and Directors

Name	Title	Industry Experience (Years)	Relevant Experience
Thomas F. Cooke	Chairman/CEO Director	27	Founder & Chairman of the Board since 1996 Former Chair of TIPRO on North American Energy Issues Founder of Texas Petrochem, Austin Acquisition & Development Corp.
Andy C. Clifford	President Director	29	Executive VP & Co-Founder Aurora Gas, LLC Various VP & managerial positions, BHP Petroleum Exxon, Kuwait Oil & others
Barry R. Salsbury	President, Offshore	22	President & Co-Founder of Harvest Oil & Gas, LLC Various managerial positions with ChevronTexaco Former Shell, Broughton Offshore & Marlin
Marvin M. Chronister	Director	31	Former Practice Director, Jefferson Wells Former Managing Director, Deloitte Touche Kidder Peabody, Merrill Lynch & others
Rex H. White, Jr.	Director	40	Attorney & Counselor at Law, specializing in oil & gas law, mergers, acquisitions & divestitures. Former President of TIPRO, Former member of National Petroleum Council, former Assistant AG for State of Texas
Kevin M. Smith	Director	41	Board member since 1989 Independent consultant, ex-Amoco petroleum geoscientist
J. W. (Bill) Rhea IV	Advisory Director	32	President/CEO, Gulf Energy Exploration Corporation Former President/COO Truestar

Note that this slide assumes completion of the Harvest acquisitions.

The Saratoga Team…

Saratoga Resources' Board of Directors

- **Tom Cooke.** Chairman of the Board & Chairman of Compensation Committee.
- **Marvin Chronister.** Director & Chairman of Audit Committee.
- **Andy Clifford.** Director.
- **Rex White.** Director.
- **Kevin White.** Director.



EXECUTIVE TEAM
Chairman/CEO
Tom Cooke
President
Andy Clifford
Administrative Assistant
Chief Operations Officer
To be determined
Chief Financial Officer
To be determined
President, Offshore
Barry Salsbury
President, Onshore
To be determined
Office Mgr
Kathy Schiro
Operations
Brian Daigle
Operations Team
14 People
Reservoir Engineer
Monnie Greer
Geology
Willard Powell
Geophysics
Elizabeth Goodman
COVINGTON OFFICE

Note that this slide assumes completion of the Harvest acquisitions.

Reserve Profile


GRAND BAY

SARATOGA NET RESERVES

	Proved Reserves			
	Oil (MBbls)	Gas (MMcf)	Total (Mboe)	% Gas
West Texas	106	0	106	0%
Harvest Oil & Gas	2,823	41,656	9,766	71%
The Harvest Group	1,416	9,859	3,059	54%
	4,345	51,515	12,931	66%

	Probable Reserves			
	Oil (MBbls)	Gas (MMcf)	Total (Mboe)	% Gas
West Texas	546	0	546	0%
Harvest Oil & Gas	2,821	56,895	12,304	77%
The Harvest Group	0	0	0	0%
	3,367	56,895	12,850	74%

	Possible Reserves			
	Oil (MBbls)	Gas (MMcf)	Total (Mboe)	% Gas
West Texas	0	0	0	0%
Harvest Oil & Gas	2,636	38,576	9,065	71%
The Harvest Group	286	9,482	1,866	85%
	2,922	48,058	10,932	73%

Note: Saratoga's West Texas reserves are un-audited. Harvest Oil & Gas plus The Harvest Group reserves as per Collarini 9/2007 reports.

Reserve and Production Potential



Estimated Near-Term Net Production Growth
BOEPD
7000
4000
3000
2000
1000
0
2028
3089
1479
4,668
Current Pro Forma
Total
Existing Assets including Harvest
Development



Estimated Net Reserves and Resource Potential
40,000
30,000
20,000
0
Total
652
546
106
Total
31,135
9,065
12,304
9,766
Total
4,925
1,866
3,059
Total
36,712
10,931
12,850
12,931
Total
Proved Reserves
Probable Reserves
Possible Reserves

Saratoga's daily production is expected to grow significantly during the next two years through low risk exploitation and development.

Note that this slide assumes completion of the Harvest acquisitions.

The Harvest acquisitions provide Saratoga with a solid proved producing reserve base and significant growth potential through probable and possible reserve opportunities.

Source: Management estimates, Harvest Oil & Gas plus The Harvest Group reserves as per Collarini 9/2007 reports.

The Harvest Acquisitions

The assets of Harvest Oil & Gas were largely acquired from Pioneer Natural Resources, whereas the Harvest Group assets were acquired largely from Hess and consist of a cluster of small platforms & producing wells in the Breton Sound/Main Pass area north of Grand Bay.



HARVEST OIL & GAS ASSET
HARVEST GROUP ASSET
Lake Fortuna
Breton Sound 18
Breton Sound 32
Breton Sound 51
Crooked Bayou
Main Pass 25
Main Pass 52
Main Pass 46
Grand Bay
Vermilion 16
South Atchafalaya Bay
Little Bay
http://sonris-www.dnr.state.la.us/www_root/sonris_portal_1.htm

The Harvest Acquisitions - Grand Bay Asset



Coquille Bay
Fort Jackson
Grand Bay
Romere Pass
Main Pass Block 86
Main Pass Block 84
Main Pass Block 69
Delta Duck Club
Venice
Tiger Pass
Raphael Pass
Blind Bay
West Bay
Garden Island Bay, North
Garden Island Bay
Balize Bayou
Southeast Pass
South Pass
South Pass Block 24
West Delta Block 52
South Pass Block 24 Offshore
West Delta Block 56
West Delta Block 55
West Delta Block 53
West Delta Block 83
South Pass Block 27
South Pass Block 21
South Pass Block 20
South Pass Block 30
South Pass Block 31
South Pass Block 28
Burrwood
South Pass Block 39
Burrwood Offshore
West Delta Block 84
South Pass Block 34



One of the primary attractions with the Harvest Oil & Gas acquisition is their Grand Bay asset, which is a large oil/gas field with tremendous development potential.

The Harvest Acquisitions - Grand Bay Asset


COMPRESSOR
STATION
TANK
BATTERY

The Harvest Acquisitions - Grand Bay Asset (cont.)


ALL WELLS

Only a small percentage of the wells in the field are currently producing. This means that although most of the older wells have produced from one or more sand, potential remains in other sands as PDNP reserves.


ACTIVE WELLS


PRODUCING WELLS

Harvest's GOM Facilities

VERMILION 16 COMPLEX



BRETON SOUND 32
"B" AND "C" STRUCTURES



The Harvest Acquisitions - Grand Bay Asset (cont.)

Harvest has a proprietary 3D seismic survey covering Grand Bay & adjacent areas. This survey has excellent resolution for defining new, undrilled fault blocks as well as untested seismic amplitudes.



Time Slice 2.348
Seconds TWTT
Relative Acoustic
Impedance Volume
Fault
Definition



SW
NE
Stacked
Seismic
Amplitudes
Fault
Definition

The green polygon, above, is the area where Harvest successfully farmed out to Clayton Williams, leading to 12 new gas wells yet still left most of the potential untouched.

Harvest Production Forecast


HARVEST PRODUCTION FORECAST
BOE/YEAR
4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
POSSIBLES
PROBABLES
PUD
PDNP BHP
PDNP SI
PDP

Margin Analysis and Production


Harvest Oil & Gas Margin Analysis
Revenues
Opex
Margin
31%
50%
19%

	Current Production		
	Oil (BOPD)	Gas (MCFPD)	Total (BOEPD)
West Texas	4	0	4
Harvest Oil & Gas	613	1,942	937
The Harvest Group	681	2,428	1,086
	1,298	4,370	2,026


SARATOGA
RESOURCES, INC.
OTCBB:SROE
Website: http://www.saratogaresources.net